UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Matrix Service Company

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MATRIX SERVICE COMPANY

10701 East Ute Street

Tulsa, Oklahoma 74116

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of the Stockholders of Matrix Service Company (the “Company” or “Matrix Service”), a Delaware corporation, will be held at Matrix’s Regional Office, 1105 West Main Parkway, Catoosa, Oklahoma, on the 23rd day of October 2006, at 10:30 a.m., Central time, for the following purposes:

1.	To elect five persons to serve as members of the Board of Directors of the Company until the annual stockholders’ meeting in 2007 or until their successors have been elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2007;

3.	To consider and vote upon a proposal to amend the Company’s Restated Certificate of Incorporation, as amended, to increase the authorized shares of Matrix Service Company common stock from 30,000,000 shares to 60,000,000 shares;

4.	To consider and vote upon a proposal to amend and restate the Company’s 2004 Stock Option Plan; and

5.	To act upon such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 11, 2006 as the record date for the meeting (the “Record Date”), and only holders of record of the Company’s common stock at such time are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

/s/ George L. Austin
George L. Austin
Secretary

September 18, 2006

Tulsa, Oklahoma

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER YOU PLAN TO ATTEND. THEREFORE PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU ARE PRESENT AT THE MEETING AND WISH TO DO SO, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.

MATRIX SERVICE COMPANY

10701 E. UTE STREET

TULSA, OKLAHOMA 74116

PROXY STATEMENT

MATRIX SERVICE COMPANY

10701 East Ute Street

Tulsa, Oklahoma 74116

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 23, 2006

SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Matrix Service Company (“Matrix Service” or “Company”) for use at the Annual Meeting of Stockholders to be held on October 23, 2006, and at any adjournments thereof for the purposes set forth in the accompanying Notice of 2006 Annual Meeting of Stockholders. The Annual Meeting will be held at 10:30 a.m., Central time, at the Company’s Regional Office, 1105 West Main Parkway, Catoosa, Oklahoma. This proxy statement and accompanying proxy were first sent on or about September 18, 2006 to stockholders of record on September 11, 2006.

The approximate date on which this Proxy Statement and the accompanying proxy will first be sent to stockholders is September 15, 2006. The annual report of the Company on Form 10-K for the fiscal year ended May 31, 2006 accompanies this Proxy Statement.

If the accompanying proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon or, if no direction is indicated, that stockholder’s shares will be voted in favor of the proposals described in this proxy statement. In addition, the proxy confers authority on the persons named in the proxy to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any other such matters. Any stockholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice to, or by executing a subsequent proxy and sending it to George L. Austin, Secretary, Matrix Service Company, 10701 East Ute Street, Tulsa, Oklahoma, 74116. The proxy also may be revoked if the stockholder is present at the meeting and elects to vote in person.

The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy, will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit proxies in person or by telephone, electronic transmission and facsimile transmission. Any such directors, officers or employees will not be additionally compensated therefore, but may be reimbursed for their out-of-pocket expenses in connection therewith.

STOCKHOLDERS ENTITLED TO VOTE

At the close of business on the Record Date there were 22,990,396 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding. Each outstanding share of Common Stock is entitled to one vote upon each of the matters to be voted on at the meeting. There is no cumulative voting with respect to the election of directors. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will have no effect on the vote. Abstentions, which may be specified on all proposals, except the election of directors, will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the election of directors, the approval of the amendment and restatement of the Matrix Service Company 2004 Stock Option Plan, or the ratification of the appointment of the independent registered public accounting firm. With regard to the approval of the amendment of the Company’s Restated Certificate of Incorporation, a broker non-vote will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be voted upon. If you hold your shares in street name and do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

PROPOSAL NUMBER 1:

Election of Directors

The Company’s Certificate of Incorporation and Bylaws provide that the number of directors on the Board shall be fixed from time to time by the Board of Directors but shall not be less than three nor more than 15 persons. Effective upon Mr. Bradley’s retirement from the Board at the Annual Meeting, the Board has fixed its size at five members. Directors hold office until the next annual meeting of the stockholders of the Company or until their successors have been elected and qualified. Vacancies may be filled by recommendations from the Nominating and Corporate Governance Committee and a majority vote by the remaining directors.

In accordance with the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated and urges you to vote “For” the election of the five nominees identified below who have been nominated to serve as directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Proxies solicited hereby will be voted “For” all five nominees unless stockholders specify otherwise in their proxies. The five nominees who receive the highest number of affirmative votes of the shares voting shall be elected as directors.

If, at the time of the 2006 Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes who may be recommended by the Nominating and Corporate Governance Committee and designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Retiring Director

Hugh E. Bradley will retire as a director of the Board of Directors effective with the 2006 Annual Meeting of Stockholders. Mr. Bradley is retiring after serving as a director of the Company since April 1993. The Board appreciates Mr. Bradley’s 13 years of faithful service to the Company and his valuable counsel and business advice over the years.

Nominated Director Biographies

The nominees for director, and certain additional information with respect to each of them, are as follows:

Michael J. Hall, age 62, has served as President and Chief Executive Officer of the Company since coming out of retirement in March 2005. Mr. Hall previously served as Vice President Finance and Chief Financial Officer of the Company from November 1998 until his retirement in May 2004. Mr. Hall has also served as a Director of the Company since October 1998. Prior to working for Matrix, Mr. Hall was Vice President and Chief Financial Officer for Pexco Holdings, Inc. from 1994 to 1997 and Vice President Finance and Chief Financial Officer for Worldwide Sports & Recreation, Inc., an affiliate of Pexco Holding, from 1996 to 1997. From 1984 to 1994, Mr. Hall worked for T.D. Williamson, Inc., as Senior Vice President, Chief Financial and Administrative Officer and Director of Operations, Europe, Africa and Middle East Region. Mr. Hall graduated Summa Cum Laude from Boston College with a degree in Accounting and earned his MBA with honors from Stanford Graduate School of Business. Mr. Hall is an Independent Trustee and Chairman of the Board of Trustees for American Performance Funds; a Director and Chairman of the Board of Integrated Electrical Services, Inc.; a member of the Board of Directors of Alliance G.P., LLC (the general partner of Alliance Holdings, G.P., L.P.); a member of the Board of Directors of Alliance Resource Management G.P., LLC (the managing general partner of Alliance Resources Partners, L.P.); and a member of the Advisory Board of UMB Bank Oklahoma.

I. Edgar (Ed) Hendrix, age 62, was first elected as a Director of the Company effective October 2000 and was elected Chairman of the Board of Directors in March 2005. Mr. Hendrix has served as Chairman and CEO for Red River Energy, Inc. since June of 2006. In 2005, Mr. Hendrix served as President of Patriot Energy Resources, LLC. Mr. Hendrix served as Executive Vice President and Chief Financial Officer of Loudfire, Inc. from 2002 to 2004. Mr. Hendrix previously served as Executive Vice President and Chief Financial Officer of Spectrum Field Services, Inc., from 2000 to 2002. Prior to 2000, Mr. Hendrix served as Vice President-Treasurer for Parker Drilling, a New York Stock Exchange company engaged in worldwide oil and gas drilling and equipment services. He also was a management consultant with Ernst & Young LLP. Mr. Hendrix has an undergraduate degree from Oklahoma Christian University and a Masters of Business Administration from the University of Oklahoma. Mr. Hendrix is a member of the Board of Trustees for American Performance Funds, Red River Energy, Inc. and the Board of Directors of Cherokee Nation Enterprises and formerly as a board member of Whitmar Exploration Inc., Denver, CO.

Paul K. Lackey, age 63, was first elected as a Director of the Company effective October 2000. Mr. Lackey is Chairman of the Board of Directors and Chief Executive Officer of The NORDAM Group, an aircraft component manufacturing and repair firm. Prior to joining NORDAM in July 2001, Mr. Lackey was President of The University of Oklahoma (“OU”) – Tulsa and Senior Vice President of the OU system. Prior to joining OU in August 1999, Mr. Lackey was a key member of former Oklahoma Governor Frank Keating’s administration. He was the Governor’s Chief of Staff from February 1997 to July 1999. From 1995 to 1997, he served in the Oklahoma Cabinet as Secretary of Health and Human Services. Before his service in state government, Mr. Lackey was President of Flint Industries, an oil and gas services and commercial construction firm. He was appointed Chief Financial Officer for Flint in 1977, later became Chief Operating Officer and, ultimately, President. A graduate of the University of Mississippi with a B.S. in Mathematics, Mr. Lackey earned his Master’s Degree in Business Administration from the University of Texas. He also served in the U.S. Army as an artillery officer. Mr. Lackey is a director of Bank South Tulsa, a director of the Tulsa Chamber of Commerce and a director of Tulsa Community College Foundation.

Tom E. Maxwell, age 61, was first elected as a Director of the Company effective May 2003. Mr. Maxwell is President and Chief Executive Officer of The Flintco Companies, Inc., which is one of the top fifty commercial constructor companies in the United States. He has held this position for 18 years, and prior to his election to President and Chief Executive Officer of Flintco, Mr. Maxwell was the Chief Financial Officer of Flintco for five years. Mr. Maxwell is a certified public accountant (inactive) and began his career with five years at Deloitte and Touche and was the Chief Financial Officer of a public company, Kinark Corporation, for nine years. Mr. Maxwell earned Undergraduate and Master’s Degrees in Accounting at the University of Oklahoma. Mr. Maxwell is a director of Summit Bank and a director of Hillcrest Hospital. In addition, Mr. Maxwell serves as a director for the Tulsa Public Schools Foundation, the Tulsa Chamber of Commerce and the Friends of Fairgrounds Foundation.

David J. Tippeconnic, age 66, was elected as a Director of the Company effective October 2005. Mr. Tippeconnic has served as Chief Executive Officer of Arrow-Magnolia International L. P., a manufacturer of industrial cleaning and maintenance chemicals, since January 2005. Mr. Tippeconnic previously served as Chairman of the Board and acting Chief Executive Officer of Cherokee Nation Enterprises, a hospitality business, from September 2002 to November 2004. Prior to joining Cherokee Nation Enterprises, Mr. Tippeconnic served as President and Chief Executive Officer of Citgo Petroleum Corporation from July 1997 to October 2001. Mr. Tippeconnic has a Bachelor of Science degree in Chemical Engineering from Oklahoma State University and a Masters of Science degree in Chemical Engineering from the University of Arizona and attended the Advanced Management Program at Harvard University.

The Board of Directors recommends that the stockholders vote “For” the election of each of the above named nominees.

Corporate Governance and Board Matters

The Board of Directors and corporate management use their best efforts to adopt and implement sound corporate governance practices and believe strongly that effective corporate governance practices are an important component of their efforts to focus the entire organization on generating long-term stockholder value through conscientious and ethical operations.

The Board of Directors has adopted and implemented Corporate Governance Guidelines and a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of the Company’s directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available in the “Investors” section of the Company’s website at http://www.matrixservice.com.

Director Independence Standards

Pursuant to the listing standards of the Nasdaq Global Market System (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), the Board of Directors has adopted a set of director independence guidelines. In accordance with these guidelines, each independent director must be determined to have no material relationship with the Company. The guidelines specify criteria by which the independence of the Company’s directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm.

The Board of Directors has affirmatively determined that each of Messrs. Bradley, Hendrix, Lackey, Maxwell and Tippeconnic are “independent” under the guidelines. Mr. Hall is not considered to be independent because of his employment as a senior executive officer of the Company.

The full text of the Company’s director independence guidelines is included in the Company’s Corporate Governance Guidelines, which is available in the “Investors” section of the Company’s website at http://www.matrixservice.com.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors met eight times during fiscal year 2006 and each member of the Board of Directors attended 100% of the meetings. Each Director also attended 100% of the meetings of committees of which he was a member, with the exception of Mr. Bradley who attended 92% of committee meetings of which he was a member in fiscal 2006.

The Company’s Corporate Governance Guidelines provide that each Director is expected to attend the annual meetings of stockholders of the Company. All of the Company’s board members attended the 2005 annual meeting.

The Board has three standing committees. The table below provides a breakdown of committee membership during the fiscal year ended May 31, 2006:

	Audit	Compensation	Nominating and Corporate Governance

Members:	Hendrix* Maxwell Tippeconnic	Bradley Hendrix Lackey*	Bradley Hendrix Lackey Maxwell* Tippeconnic

*	Chairman of the Committee

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things, appoints, evaluates and approves the compensation of the Company’s independent registered public accounting firm, reviews and approves the scope of the annual audit and the audit fee, pre-approves all auditing services and permitted non-audit services, annually considers the qualifications of the independent registered public accounting firm and the independence of the independent registered public accounting firm, reviews the results of internal audits, compliance with any of the Company’s written policies and procedures and the adequacy of the Company’s system of internal accounting controls, prepares the Audit Committee report for inclusion in the annual proxy statement and annually reviews the Audit Committee charter and the committee’s performance. The Audit Committee has also established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters. The Audit Committee operates under a written charter. The Company has also made a copy of its Audit Committee Charter available in the “Investors” section of the Company’s website at http://www.matrixservice.com. The Audit Committee held six meetings during fiscal 2006.

The Compensation Committee’s functions include reviewing executive salary and bonus structure, approving salary and bonus awards and executive perquisites and other benefits. In addition, the Compensation Committee reviews the Company’s strategic and financial plans to determine their relationship to the Company’s compensation program. The Compensation Committee operates under a written charter. The Company has made a copy of its Compensation Committee Charter available in the “Investors” section of the Company’s website at http://www.matrixservice.com. The Compensation Committee held four meetings during fiscal 2006.

The Nominating and Corporate Governance Committee was established to assist the Board in identifying qualified individuals to become directors of the Company, recommend to the Board qualified director nominees for election by the stockholders or to fill vacancies on the Board, recommend to the Board membership on Board committees, recommend to the Board proposed Corporate Governance Guidelines and report annually to the Board on the status of the CEO succession plan. The Nominating and

Corporate Governance Committee operates under a written charter. The Company has made a copy of its Nominating and Corporate Governance Committee Charter available in the “Investors” section of the Company’s website at http://www.matrixservice.com. The Nominating and Corporate Governance Committee has the authority under its charter to retain a professional search firm to identify candidates. The Corporate Governance Committee held five meetings during fiscal 2006.

Director Nomination Process

The Nominating and Corporate Governance Committee will consider director candidates submitted to it by other directors, employees and stockholders. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the director qualifications discussed below.

The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current directors, senior management, professional search firms, stockholders or other persons.

Once a prospective nominee has been identified, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The initial determination involves an evaluation of the candidate against the qualifications set forth in the Corporate Governance Guidelines, which require broad experience, wisdom, integrity, the ability to make independent analytical inquiries, an understanding of the Company’s business environment and a willingness to devote adequate time to Board duties, including service on no more than four other public company boards. The Committee also assesses the candidate’s qualifications as an “independent director” under the Nasdaq’s current director independence standards and the Company’s director independence guidelines. If the Committee determines that additional consideration is warranted, it may request a professional search firm to gather additional information about the candidate. The Committee designates, after consultation with the CEO, which candidates are to be interviewed. After completing its evaluation, the Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board and the Board determines the nominees after considering the recommendation of the Committee.

Holders of Common Stock wishing to recommend a person for consideration as a nominee for election to the Board can do so in accordance with the Company’s Bylaws by giving timely written notice to the Secretary of the Company at 10701 East Ute Street, Tulsa, Oklahoma 74116. The written notice should give each such nominee’s name, address, appropriate biographical information, a description of all arrangements or understandings between the stockholder and each such nominee and any other person or persons (naming such person or person), relating to such nominee’s service on the Board of Directors, if elected, as well as any other information that would be required in a proxy statement. Any such recommendation should be accompanied by a written statement from the person recommended, giving his or her consent to be named as a nominee and, if nominated and elected, to serve as a director. The written notice must be delivered to the Secretary of the Company not later than 80 days prior to the date of any annual or special meeting; provided, however, that in the event that the date of such annual or special meeting is not publicly announced by the Company more than 90 days prior to the meeting, notice by the stockholder must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is communicated to the stockholders. The written notice to the Secretary of the Company must also set forth the name and address of the stockholder who intends to make the nomination and a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

Communications with the Board of Directors

The Board of Directors provides a process by which stockholders and other interested parties may communicate with the Board or any of the directors. Stockholders and other interested parties may send written communications to the Board of Directors or any of the directors at the following address: Board of Directors of Matrix Service Company c/o Matrix Service Company, 10701 East Ute Street, Tulsa, Oklahoma 74116-1517. Stockholders and other interested parties may also use the Company’s online submission form at the FAQ section of the “Investors” section of the Company’s website at http://www.matrixservice.com to contact the Board or any of the directors. All communications will be compiled by the Company’s Corporate Secretary and submitted to the Board or the individual director on a periodic basis.

Director Compensation

Employee Directors receive no additional compensation for service on the Board of Directors or any committee thereof. Directors of the Company are reimbursed for out-of-pocket expenses incurred in attending the Board of Directors and committee meetings.

Cash compensation for non-employee directors for October 2005 to September 2006 and planned cash compensation for October 2006 to September 2007 is as follows:

	October 2005 to September 2006	October 2006 to September 2007
Annual retainer for directors	$38,000	$47,000
Additional fee for Chairman of the Board	$38,000	$11,750	(1)
Additional fee for Chairman of the Audit Committee	$4,000	$6,000
Additional fee for Chairman of the Compensation Committee	$2,000	$3,000
Additional fee for Chairman of the Nominating and Corporate Governance Committee	$2,000	$3,000

(1)	The additional fee is a 25% premium on the annual retainer for directors.

Each non-employee Director is also granted options to purchase 5,000 shares of Company Common Stock annually under the Matrix Service Company 1995 Non-employee Directors’ Stock Option Plan. A non-employee Director who is also the Chairman of the Board will receive an additional grant of 5,000 options annually. The Compensation Committee of the Board of Directors is currently evaluating the equity component of director compensation for calendar 2007.

The deferred fee plan for members of the Board of Directors permits non-employee Directors of the Company to elect to take their fees presently, in the form of cash, or to defer any right to payment of the Director fees until a future date. For those members of the Board of Directors that choose to defer their fees, and thus place those fees at substantial risk of forfeiture, the Plan permits such members to have an opportunity to earn interest on the deferred fees, or to participate in the performance and growth of the Company through an award of phantom stock.

AUDIT COMMITTEE MATTERS

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the associated system of internal controls. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and internal control over financial reporting in accordance with the Public Company Accounting Oversight Board Standards and to issue reports thereon. The Audit Committee monitors these processes. The Audit Committee’s role does not provide any special assurance with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm. As part of its oversight responsibilities, the Audit Committee has:

•	reviewed and discussed with the Company’s internal auditors and independent registered public accounting firm, with and without management present, their evaluations of the Company’s internal accounting controls, including internal control remediation of the material weakness reported in the annual report on Form 10-K for the fiscal year ended May 31, 2005, and the overall quality of the Company’s financial reporting;

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the year ended May 31, 2006;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and supplemented; and

•	received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and supplemented, and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee, subject to ratification by the stockholders, has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended May 31, 2007.

The Audit Committee is governed by a written charter and the Board of Directors has determined that the members of the Audit Committee are independent.

Members of the Audit Committee:

I. Edgar Hendrix, Audit Committee Chairman

Tom E. Maxwell, Audit Committee Member

David J. Tippeconnic, Audit Committee Member

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically and expressly incorporates this report by reference into any such filing, and shall not otherwise be deemed filed under such acts.

Audit Committee Financial Expert

The Board of Directors has determined that each of the audit committee members are financially literate under the current Nasdaq listing standards. The Board also determined that I. Edgar Hendrix qualifies as an “audit committee financial expert” as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Fees of Independent Registered Public Accounting Firm

Effective January 6, 2006, Deloitte & Touche LLP replaced Ernst & Young LLP as the Company’s independent registered public accounting firm.

Audit Fees

Fees for audit services paid by the Company to Deloitte & Touche LLP totaled $729,829 for the fiscal year ended May 31, 2006, including fees associated with the annual audit, the annual audit of internal controls and the review for the third quarter of fiscal 2006.

Fees for audit services paid to Ernst & Young LLP for the fiscal year ended May 31, 2006 totaled $70,000 for quarterly reviews and $37,923 for other audit services. Fees paid to Ernst & Young LLP for audit services totaled $1,167,487 for the fiscal year ended May 31, 2005, including fees associated with the annual audit, quarterly reviews and the annual internal control audit.

Audit-Related Fees

No fees for audit-related services were paid to Deloitte & Touche LLP during the fiscal year ended May 31, 2006.

Fees for audit-related services paid to Ernst & Young LLP totaled $2,500 for each of the fiscal years ended May 31, 2006 and 2005 for an accounting research tool.

Tax and Other Fees

No fees for tax-related or other services were paid during the fiscal years ended May 31, 2006 and 2005 by the Company to Deloitte & Touche LLP or Ernst & Young LLP.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. The Company has also made the Audit Committee’s pre-approval policies, which are included in the Audit Committee Charter, available in the “Investors” section of the Company’s website at http://www.matrixservice.com.

PROPOSAL NUMBER 2:

Ratification of Selection of Independent Registered Public Accounting Firm

Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors of the Company has been charged with the exclusive power and authority to engage or terminate the independent registered public accounting firm. The Audit Committee of the Board of Directors has reappointed the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2007. Deloitte & Touche LLP has served as independent auditors for the Company since January 2006.

A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment.

The affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of this proposal. The Board of Directors recommends that the stockholders vote “For” ratification of Deloitte & Touche LLP’s appointment.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Replacement of Former Independent Auditors

At a meeting held on January 3, 2006, the Audit Committee of the Board of Directors of the Company, approved the engagement of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending May 31, 2006 to replace the firm of Ernst & Young LLP, which was dismissed as the independent registered public accounting firm of the Company, each effective January 6, 2006.

The reports of Ernst & Young LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended May 31, 2005, and in the subsequent interim period preceding their dismissal, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

During the two most recent fiscal years and the subsequent interim period preceding their dismissal, there were no “reportable events” as defined by Item 304(a)(1)(v) of Regulation S-K, except that Ernst & Young LLP noted that Management’s Report on Internal Control Over Financial Reporting included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2005 identified the following deficiencies which together constituted a material weakness related to revenue recognition at the Company’s Eastern Business Unit:

•	Change orders were inappropriately or inaccurately included in or, in certain instances, excluded from reports utilized in the Company’s percentage of completion computations.

•	Job forecasts were inadequately prepared and supported or inadequately reviewed by appropriate members of project management and financial accounting.

•	Preparation of invoices for a material contract lacked appropriate reconciliations to information recorded in the Company’s financial accounting system.

The material weakness described above affected the Company’s revenue, accounts receivable, cost and estimated earnings in excess of billings on uncompleted contracts and billings on uncompleted contracts in excess of costs and estimated earnings financial statement accounts. As a result, management concluded that the Company’s internal control over financial reporting as of May 31, 2005 was ineffective. Ernst & Young LLP’s opinion indicated that management’s assessment was fairly stated in all material respects and that because of the effect of the material weakness, Matrix Service did not maintain effective internal control over financial reporting as of May 31, 2005.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Ernst & Young LLP’s dismissal, the Company did not consult with Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

COMPENSATION COMMITTEE MATTERS

Report of the Compensation Committee of the Board of Directors

The Compensation Committee (“Committee”) of the Board of Directors of the Company currently consists of Hugh E. Bradley, I. Edgar Hendrix and Paul K. Lackey, all of whom are independent directors who are not employees and who qualify as non-employee directors for purposes of Rule 16b-3 adopted under the Securities Exchange Act of 1934. The Committee is responsible for evaluating the performance of the Chief Executive Officer, determining the compensation of the CEO, reviewing and approving the compensation of the CFO and other executive officers as recommended by the CEO, and administering the Company’s stock incentive plans under which grants may be made to employees of the Company. The Committee has furnished the following report on executive compensation for the fiscal year ending May 31, 2006.

In determining and approving the level and composition of compensation for each of the CEO and the CFO, the Committee takes into account various qualitative and quantitative indicators of each officer’s performance. The Committee’s objectives in determining compensation are to allow the Company to attract, motivate and retain the executive personnel necessary for the Company’s success and to provide an executive compensation program comparable to that offered by the companies with which the Company competes for such management personnel. Although no specific target has been established, the Committee generally seeks to set salaries based upon the experience of the CEO and CFO and at approximately the average of a range of salaries paid to chief executive officers and chief financial officers of a peer group of companies. In setting salaries, the Compensation Committee considers the peer group to be certain companies with market capitalizations similar to that of the Company. This peer group does not necessarily include the companies comprising the Standard & Poor’s Engineering & Construction Index reflected in the performance graph in this Proxy Statement, which is the industry categorization in which the Company has been placed. In evaluating the performance of the CEO and CFO, the Committee takes into consideration such factors as established financial goals, including the fiscal budget, which is reviewed by the Committee.

Base compensation is initially established through negotiation between the Company and the officer at the time the executive is hired or named to the executive position. Thereafter such officer’s base compensation is subject to review or reconsideration, generally on an annual basis after review of the officer’s performance. In establishing or reviewing base compensation levels for each of the CEO and CFO, the Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility and compensation levels of other companies at a comparable stage of development that compete with the Company for business and executive talents. No predetermined weights are given to any such factors. The salaries for the CEO and CFO in fiscal year 2006 were set taking into account these factors in accordance with the Company’s general compensation policy discussed above.

In addition to each officer’s base compensation, the Committee may award cash bonuses and/or grant awards under the Company’s stock option plans depending on the extent to which certain pre-determined personal and corporate performance goals are achieved.

The annual compensation package of the CFO primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance bonus awards payable in cash and tied to the individual’s performance and the Company’s performance against pre-established financial measures and (iii) long-term stock-based incentive awards which the Committee believes aligns the interests of the CFO and the interests of the Company’s stockholders.

The annual compensation package of the CEO for the fiscal year ended May 31, 2006 consisted of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) performance bonus awards payable in cash and tied to accomplishing certain milestones, including refinancing the Company’s senior credit facility and hiring of a successor CEO, and (iii) stock-based incentive awards which the Committee believes aligned the interest of the CEO and the interest of the Company’s stockholders.

The Chief Executive Officer’s compensation is the responsibility of the Compensation Committee. As previously disclosed, Mr. Hall was appointed as the Company’s Chief Executive Officer in March 2005 to lead the Company through its turnaround. The Compensation Committee determined that Mr. Hall’s compensation package should align with the Company’s restructuring efforts and therefore established a compensation package to include the following: (i) annual base salary of $500,000, (ii) a grant of 100,000 stock options, (iii) bonus of $125,000 upon the successful refinancing of the Company’s senior credit facility, and (iv) a bonus of $125,000 upon the hire of Mr. Hall’s successor as Chief Executive Officer. For the year ended May 31, 2006, Mr. Hall’s cash compensation consisted of salary of $500,000 and the payment of the $125,000 bonus for the successful refinancing of the Company’s senior credit facility. In recognition of the improvement in the Company’s financial condition and results of operations in fiscal 2006, the Compensation Committee also awarded Mr. Hall a discretionary bonus of $62,500, which was paid in fiscal year 2007. The remaining $125,000 bonus will be paid upon the earlier of hiring a new CEO or Mr. Hall’s continued services as President and CEO through March 20, 2007.

Equity incentives are not limited to executive officers. Grants of equity incentives are made to management and staff of the Company in amounts determined by the Compensation Committee. The amounts of such grants are determined based on the individual employee’s position with the Company and his or her potential ability to beneficially impact the performance of the Company. By giving management and staff a stake in the financial performance of the Company, the Compensation Committee’s goal is to provide incentives to these employees of the Company to enhance the financial performance of the Company and, thus, stockholder value.

Salaried employees of the Company with grade levels of 27 or greater, including the CEO and CFO, are eligible to receive long-term stock-based incentive awards under the Company’s stock incentive plans as a means of providing such individuals with a continuing proprietary interest in the Company. Such grants further the mutual interests of the Company’s employees and its stockholders by providing significant incentives for such employees to achieve and maintain high levels of performance. The Company’s stock incentive plans enhance the Company’s ability to attract and retain the services of qualified individuals. Factors considered in determining whether such awards are granted include the employee’s position in the Company, his or her performance and responsibilities, the number of options, if any, currently held and the vesting schedule of any such options. The Committee has adopted an established schedule for the issuance of options with designated option grants for specific salary grades over a five-year period. However, the committee approves all stock option grants on the award date and will revaluate the type and amount of equity incentive awards to be granted to key employees if the amendments to the 2004 Stock Option Plan are approved by the stockholders.

The Compensation Committee and the Board of Directors believe that the executive compensation policies promote the interests of the stockholders and the Company effectively, and the various compensation opportunities afforded the CEO, CFO and other executive officers are appropriately balanced to provide motivation for the executives to contribute to the profitability and overall success of the Company.

This report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically and expressly incorporates this report by reference into any such filing, and shall not otherwise be deemed filed under such acts.

Members of the Compensation Committee:

Paul K. Lackey, Compensation Committee Chairman

Hugh E. Bradley, Compensation Committee Member

I. Edgar Hendrix, Compensation Committee Member

Compensation Committee Interlocks and Insider Participation

During fiscal 2006, the Compensation Committee was composed of Hugh E. Bradley, I. Edgar Hendrix and Paul K. Lackey, all of whom are non-employee directors of the Company. During fiscal 2006, none of the Company’s executive officers served on the board of directors or on the compensation committee of any other entity who had an executive officer that served either on the Company’s Board of Directors or on its Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10 percent of the Company’s Common Stock, to report their initial ownership of the Common Stock and any subsequent changes in ownership (Forms 3, 4 and 5) of the Common Stock with the SEC and the Nasdaq Stock Market and to furnish the Company with a copy of each such report.

To the Company’s knowledge, based solely on the Company’s review of the copies of such reports received by the Company and on written representations by certain reporting persons that no other reports were required during and with respect to fiscal 2006, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10 percent stockholders were satisfied on a timely basis, except that one transaction involving the grant of stock options to David Tippeconnic was not reported timely due to the process of establishing Mr. Tippeconnic as a Section 16(a) filer.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information concerning the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of Matrix’s existing approved equity compensation plans as of May 31, 2006, including the Company’s 1990, 1991 and 2004 stock option plans and the 1995 Nonemployee Directors’ Stock Option Plan.

	(a)	(b)	(c)
Plan Category	# of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	1,111,800	$6.66	1,114,242
Equity compensation plans not approved by shareholders	0	N/A	0

Total	1,111,800	$6.66	1,114,242

EXECUTIVE OFFICER INFORMATION

Executive Officer Biographies

In addition to Mr. Hall, the Company’s President and Chief Executive Officer who serves on the Board of Directors and whose biographical information is set forth under the caption, “Nominated Director Biographies”, the executive officers of the Company are:

George L. Austin, age 40, has served as Vice President Finance and Chief Financial Officer since June 2004. Mr. Austin previously served the Company as Vice President, Accounting & Administration, East Coast from March 2003 to May 2004, Vice President of Financial Reporting & Technology from June 2002 to March 2003 and as Vice President of Financial Planning and Reporting from April 1999 to May 2002. Prior to joining the Company, Mr. Austin served as Vice President of Finance for Flint Energy Construction Company from February 1994 to March 1999 and prior to February 1994, as an Audit Manager with Ernst & Young LLP. Mr. Austin has a Bachelor of Science Degree from Oklahoma State University. Mr. Austin is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants and the Financial Executives International. In addition, Mr. Austin is a director on the Advisory Board of Oklahoma State University School of Business.

James A. Bogan, age 50, has served as President of Matrix Service Industrial Contractors, Inc. since June 2005. Mr. Bogan served as Vice President of Matrix Service Industrial Contractors, Inc. from April 2003 to May 2005. Prior to the Company’s acquisition of the Hake Group of Companies, Mr. Bogan served as Vice President of Hake from September 1980 until April 2003. Mr. Bogan graduated from West Chester University with a Bachelor of Science Degree in Economics.

Philip C. Chappelle, age 47, has served as Vice President, Risk Management since June 1997. Mr. Chappelle served as Director of Risk Management from 1993 to 1997. From 1990 to 1993, Mr. Chappelle served as Director of Safety and Risk. Prior to joining the Company, Mr. Chappelle was a regional safety manager and field engineer for Enclean, Inc. and a power plant operator for Public Service Co. of Oklahoma. Mr. Chappelle holds a Bachelor of Science Degree in Engineering & Technology from Oklahoma State University and a Masters of Business Administration from the University of Tulsa. Mr. Chappelle is an Associate of Risk Management.

Vance R. Davis, age 46, has served as Vice President of Matrix Service Industrial Contractors, Inc. since May 2005, as President of Eastern Operations from June 2004 to May 2005 and as Vice President of Eastern Operations from June 1997 to June 2004. Mr. Davis served as Regional Manager from June 1994 to June 1997. Mr. Davis was a Project Manager and Operations Manager for the Houston Region from April 1988 to June 1994. Prior to joining the Company, Mr. Davis worked in various capacities for Pasadena Erectors, Advance Tank & Construction Company, Kamyr Installations, Graver Tank & Manufacturing and Tank Service, Inc.

Nancy E. Downs, age 39, has served as Vice President Human Resources since January 2006. Ms. Downs served as Director of Human Resources from September 2000 to January 2006. Prior to joining the Company, Ms. Downs worked for TV Guide, Samson Resources and Villareal & Associates specializing in human resource management, employee relations, and consulting. Ms. Downs holds a Bachelor of Science Degree in Political Science from Oklahoma State University and is a certified Professional in Human Resources (PHR). She is also a member of the Society for Human Resource Management, World-at-Work and Tulsa Area Human Resources Association.

Albert D. Fosbenner, age 51, has served as Vice President, Matrix Service Industrial Contractors, Inc. since June 2004. Mr. Fosbenner previously served as Vice President of Finance, Treasurer and Acting CFO for Western Integrated Networks LLC from December 2001 through 2003, President & CEO of CCS Fitness, Inc. from January 2000 through December 2001 and Senior Vice President & Treasurer of Frontiervision Partners LLP during 1998 and 1999. Mr. Fosbenner has a Bachelor of Science Degree in Accounting from Philadelphia University. He is a Certified Public Accountant (inactive) and is a Certified Management Accountant (inactive). Mr. Fosbenner is a member of the Financial Executives International and the Association for Corporate Growth.

John S. Newmeister, age 58, has served as Vice President of Marketing and Business Development for the Company since May 2000 and previously as Vice President of Tank Construction. Prior to joining the Company in February 1995, Mr. Newmeister worked for Pitt-Des Moines, Inc. for 24 years holding numerous positions, including President of Hydrostorage, Inc. Mr. Newmeister holds a Bachelor of Science Degree in Civil Engineering from the University of Iowa and has attended the Executive Development Program at the University of Iowa.

Bradley J. Rinehart, age 42, has served as Vice President of Matrix Service Inc. since May 1997; Regional Manager – Michigan Region from April 1991 to April 1997; Operations Manager – Michigan Region from January 1990 to March 1991; and as a Project Manager – Michigan Region from January 1988 to December 1989. Mr. Rinehart holds a Bachelor of Science Degree in Construction Science from the University of Oklahoma. Mr. Rinehart is a director of the Tulsa Ronald McDonald House.

James P. Ryan, age 51, has served as President of Matrix Service Inc. since August 2005. Mr. Ryan previously served the Company as Chief Operating Officer from October 2004 to August 2005. Prior to this, Mr. Ryan served as Vice President of Matrix Service Inc. since October 1999. Prior to joining Matrix Service, Mr. Ryan worked for Gibraltar Construction Company from January 1993 to September 1999 providing construction management services. Previous employers include MW Kellogg, Kiewit Industrial Co. and Hoffman Construction Company. Mr. Ryan also previously provided independent consulting services to the power industry. Mr. Ryan graduated from Purdue University with a degree in Civil Engineering in 1979.

EXECUTIVE COMPENSATION

The following table summarizes certain information regarding compensation paid or accrued to the Chief Executive Officer and each of the Company’s four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2006 (the “Named Officers”), based on salary and bonus earned during fiscal 2006, for services in all capacities to the Company and its subsidiaries during each of the Company’s last three fiscal years:

SUMMARY COMPENSATION TABLE

						Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($) (1)	Restricted Stock Award(s)	Securities Underlying Options/ SARs (2)	Long-Term Incentive Payout ($)	All other Compensation ($) (3)
Michael J. Hall (4) President and Chief Executive Officer	2006	500,000	187,500	(5)			—		16,156
	2005	110,692	—		N/A	N/A	105,000	N/A	823
	2004	246,331	27,425				—		6,617
James P. Ryan President Matrix Service Inc.	2006	235,000	109,299	(6)			7,500		5,828
	2005	194,027	—		N/A	N/A	42,000	N/A	7,033
	2004	155,826	19,000				5,000		4,127
George L. Austin Vice President Finance and Chief Financial Officer	2006	196,600	142,535	(6)			15,000		11,444
	2005	185,800	—		N/A	N/A	49,000	N/A	6,574
	2004	139,137	15,000				17,000		3,775
James A. Bogan President Matrix Service Industrial Contractors, Inc.	2006	190,000	99,750	(6)			7,500		6,816
	2005	168,609	—		N/A	N/A	5,000	N/A	6,022
	2004	156,175	10,000				25,000		5,231
John S. Newmeister Vice President Matrix Service Company	2006	165,818	88,305	(6)			5,000		5,729
	2005	158,356	—		N/A	N/A	5,000	N/A	4,905
	2004	152,037	13,000				5,000		4,666

(1)	During each of the three years ended May 31, 2006, 2005 and 2004, perquisites and other personal benefits for each individual named in the Summary Compensation Table did not exceed the lesser of 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table, or $50,000. Accordingly, no such amounts are included in the Summary Compensation Table.
(2)	Consists solely of options to acquire shares of Common Stock. Option amounts for grants in 2004 have been restated to reflect the two-for-one stock split in the second quarter of fiscal 2004.
(3)	Includes the value of the Company’s contributions to the Company-sponsored 401(k) Plan and the amount paid by the Company for term life insurance.
(4)	Mr. Hall has served as President and Chief Executive Officer of the Company since March 2005. Mr. Hall was Vice President, Finance and Chief Financial Officer of the Company from November 1998 until his retirement in May 2004.
(5)	Includes a discretionary cash bonus of $62,500 that was earned in fiscal 2006 and paid in fiscal 2007.
(6)	Bonus was earned in fiscal 2006 and paid in fiscal 2007.

Stock Option Grants - Fiscal 2006

The following table sets forth information with respect to grants in fiscal 2006 of options to purchase Common Stock pursuant to the Company’s 1990, 1991 and 2004 stock option plans to the Named Officers identified in the Summary Compensation Table above. No stock appreciation rights were granted during fiscal 2006 or were outstanding at May 31, 2006.

STOCK OPTION GRANTS IN FISCAL 2006

Name	Number of Shares Underlying Stock Options Granted (#) (1)	% of Total Options Granted to Employees In Fiscal 2006	Exercise Price ($/Share)	Expiration Date	Potential/Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%($)	10%($)
Michael J. Hall	—	—	—	—	—	—
James P. Ryan	7,500	3.07%	8.93	10/21/15	42,120	106,741
George L. Austin	15,000	6.15%	8.93	10/21/15	84,240	213,482
James A. Bogan	7,500	3.07%	8.93	10/21/15	42,120	106,741
John S. Newmeister	5,000	2.05%	8.93	10/21/15	28,080	71,161

(1)	Options granted during the fiscal year ended May 31, 2006 vest equally over five years on the anniversary date of each grant and expire ten years from the date of grant.
(2)	Appreciation in the Company’s stock price is required for optionees to receive any gain. A stock price appreciation rate of zero percent would render the options without value to the optionees. The SEC requires disclosures of the potential realizable value or present value of each option grant. The 5% and 10% rates of appreciation are not intended to forecast possible future appreciation, if any, in the Company’s stock price. In calculating potential realizable value, it is assumed that the options are exercised on the day prior to their expiration using the Treasury Stock Method, where the exercise price of the option is subtracted from the potential market price at the 5% and 10% appreciation rates.

Stock Option Exercises in Fiscal 2006 and Fiscal 2006 Year End Stock Option Values

The following table sets forth information with respect to the exercise of stock options during fiscal 2006 by the Named Officers and the number and value of unexercised stock options held as of the end of fiscal year 2006 by the Named Officers. The Company has never granted any stock appreciation rights.

AGGREGATED STOCK OPTION EXERCISES IN YEAR ENDING MAY 31, 2006

AND OPTION VALUES AT MAY 31, 2006

	Shares Acquired On Exercise (#)	Value Realized ($) (1)	Number of Shares Underlying Unexercised Options at May 31, 2006 (#)		Value of Unexercised In-the-Money Stock Options at May 31, 2006 (2) ($)
Name			Exercisable	Unexercisable	Exercisable		Unexercisable
Michael J. Hall	—	—	102,500	2,500	794,100	(3)	18,100	(3)
James P. Ryan	18,400	114,240	14,000	50,100	108,892	(4)	315,279	(4)
George L. Austin	25,800	169,435	6,800	67,400	—	(5)	352,553	(5)
James A. Bogan	—	—	11,000	26,500	7,240	(6)	50,785	(6)
John S. Newmeister	12,000	82,842	27,000	18,000	223,750	(7)	93,700	(7)

(1)	Value realized is the market value of the shares, based on the closing sales price of the Common Stock on the Nasdaq Global Market, at exercise date minus the exercise price.
(2)	Value was calculated by subtracting the applicable per share exercise price from the fair market value of a share of the Company’s Common Stock on May 31, 2006 (last trading day of fiscal year), which was $11.84, multiplied by the number of shares underlying the unexercised options.

(3)	Mr. Hall holds options to purchase 2,500 shares at an exercise price of $4.60 and 100,000 shares at an exercise price of $4.08 that were exercisable at May 31, 2006. Mr. Hall also holds options to purchase 2,500 shares at an exercise price of $4.60 that were not exercisable at May 31,2006.
(4)	Mr. Ryan holds options to purchase 2,000 shares at an exercise price of $2.59, 4,000 shares at an exercise price of $2.13, 4,000 shares at an exercise price of $3.03, 2,000 shares at an exercise price of $3.70 and 2,000 shares at an exercise price of $12.20 that were exercisable at May 31, 2006. Mr. Ryan also holds options to purchase 2,000 shares at an exercise price of $3.03, 4,000 shares at an exercise price of $3.70, 3,000 shares at an exercise price of $12.20, 33,600 shares at an exercise price of $4.60 and 7,500 shares at an exercise price of $8.93 that were not exercisable at May 31, 2006.
(5)	Mr. Austin holds options to purchase 6,800 shares at an exercise price of $12.20 that were exercisable at May 31, 2006. Mr. Austin also holds options to purchase 1,000 shares at an exercise price of $3.03, 2,000 shares at an exercise price of $3.70, 10,200 shares at an exercise price of $12.20, 39,200 shares at an exercise price of $4.60 and 15,000 shares at an exercise price of $8.93 that were not exercisable at May 31, 2006.
(6)	Mr. Bogan holds options to purchase 10,000 shares at an exercise price of $12.20 and 1,000 shares at an exercise price of $4.60 that were exercisable at May 31, 2006. Mr. Bogan also holds options to purchase 15,000 shares at an exercise price of $12.20, 4,000 shares at an exercise price of $4.60 and 7,500 shares at an exercise price of $8.93 that were not exercisable at May 31, 2006.
(7)	Mr. Newmeister holds options to purchase 10,000 shares at an exercise price of $2.13, 8,000 shares at an exercise price of $3.03, 6,000 shares at an exercise price of $3.70, 2,000 shares at an exercise price of $12.20 and 1,000 shares at an exercise price of $4.60 that were exercisable at May 31, 2006. Mr. Newmeister also holds options to purchase 2,000 shares at an exercise price of $3.03, 4,000 shares at an exercise price of $3.70, 3,000 shares at an exercise price of $12.20, 4,000 shares at an exercise price of $4.60 and 5,000 shares at an exercise price of $8.93 that were not exercisable at May 31, 2006.

Employment/Severance/Change of Control Agreements

On April 25, 2005, the Company entered into an employment agreement with Mr. Hall. The agreement provides for the payment of an annual base salary of $500,000 plus incentive compensation equal to $125,000 upon each of (i) the successful refinancing of the Company’s credit facility and (ii) the successful hiring of a successor President and CEO or Mr. Hall’s service as interim President and CEO for a period of two years. The agreement also provided for a grant of 100,000 stock options that would vest on the earliest of the expiration of one year from the grant date, the achievement of the two objectives described above or a change of control and will be exercisable for a period ending two years after Mr. Hall’s retirement as President and CEO.

The Company entered into severance/change of control agreements with Mr. Austin, effective June 1, 2004, and Mr. Ryan, effective October 1, 2004, that are effective (i) in the event of a change of control in the ownership of Matrix Service and certain other adverse personnel actions including involuntary termination, significant reduction in compensation and benefits, or material reduction in position and responsibility or (ii) in the event that Mr. Austin’s or Mr. Ryan’s employment is terminated other than for “cause”. The change of control severance provisions are applicable for a period of two years following a change of control. The benefits are one year of severance pay calculated as the current annual salary plus the average bonus payment for the three previous years or the number of full fiscal years in the respective position.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 1, 2006, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than five percent of its outstanding shares of Common Stock, (ii) each director and director nominee of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table herein and (iv) all directors, director nominees and executive officers of the Company as a group. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares listed.

Identity of Beneficial Owner	Shares Beneficially Owned		Calculated Ownership % (9)
Tontine Capital Partners, LP 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830	3,306,409	(1)	15.8%
HBK Investments LP 300 Crescent Ct., Suite 700 Dallas, TX 75201	2,283,734	(2)	9.9%
Zesiger Capital Group L. L. C. 320 Park Avenue, 30th Floor New York, NY 10022	1,969,000	(3)	9.4%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	1,930,042	(4)	9.2%
Royce & Associates, L. L. C. 1414 Avenue of the Americas New York, NY 10019	1,261,500	(5)	6.0%
Caxton Associates, LLC Princeton Plaza, BLDG 2 731 Alexandria Road Princeton, NJ 08540	1,201,392	(6)	5.8%
Driehaus Capital Management, L. L. C. 25 East Erie Street Chicago, IL 60611	1,198,168	(7)	5.7%
Hugh E. Bradley	52,500	(8)	*
I. Edgar Hendrix	22,200	(8)	*
Paul K. Lackey	22,500	(8)	*
Tom E. Maxwell	13,500	(8)	*
David J. Tippeconnic	—	(8)	*
Michael J. Hall	102,500	(8)	*
George L. Austin	32,800	(8)	*
James A. Bogan	11,000	(8)	*
John S. Newmeister	49,200	(8)	*
James P. Ryan	25,000	(8)	*
All directors, director nominees and executive officers as a group (15 persons)	416,860	(8)	2.0%

*	Indicates ownership of less than one percent of the outstanding shares of common stock.

(1)	Information is as of October 3, 2005 and is based on the Schedule 13G dated October 5, 2005 which was filed by the stockholders.
(2)	Information is as of December 31, 2005 and is based on the Schedule 13G dated February 10, 2006 which was filed by the stockholders. Consists of shares of common stock currently issuable upon conversion of the Company’s senior unsecured convertible notes due April 25, 2010 (“the Convertible Notes”) owned by Steelhead Investments Ltd., over which HBK Investments L.P. has sole voting and dispositive power. The Convertible Notes held by Steelhead Investments Ltd. were subsequently assigned to an affiliate, HBK Master Fund L.P., over which HBK Investments L.P. may be deemed to have sole voting and sole dispositive power.
(3)	Information is as of December 31, 2005 and is based on Schedule 13G dated February 14, 2006 which was filed by the stockholders.
(4)	Information is as of December 31, 2005 and is based on the Schedule 13G dated February 13, 2006 which was filed by the stockholders.
(5)	Information is as of December 31, 2005 and is based on the Schedule 13G dated January 30, 2006 which was filed by the stockholders.
(6)	Information is as of July 14, 2006 and is based on Schedule 13G dated July 20, 2006 which was filed by the stockholders.
(7)	Information is as of December 31, 2005 and is based on the Schedule 13G dated February 14, 2006 which was filed by the stockholders.
(8)	Includes the following shares of common stock that are issuable upon the exercise of stock options that are currently exercisable or are exercisable within 60 days after August 1, 2006: Mr. Bradley – 52,500 shares; Mr. Hendrix – 20,000 shares; Mr. Lackey – 22,500 shares; Mr. Maxwell – 12,500 shares;; Mr. Hall – 102,500 shares; Mr. Austin – 6,800 shares; Mr. Bogan – 11,000 shares; Mr. Newmeister – 27,000 shares; Mr. Ryan – 10,000 shares; 15 Directors and Executive Officers as a group – 347,160 shares.
(9)	Shares of Common Stock which were not outstanding but which could be acquired by an executive officer upon exercise of an option within 60 days of August 1, 2006, and which are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such executive officer, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

PROPOSAL NUMBER THREE:

Approval of Amendment to Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

The authorized capital stock of the Company presently consists of 30,000,000 shares of common stock, par value $.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”). The number of shares of Common Stock outstanding as of August 1, 2006, was 20,867,857. Allowing for the number of shares of Common Stock outstanding or reserved for future issuance under the Company’s stock plans (2,214,842 shares) and outstanding convertible notes (5,330,491 shares), only 1,586,810 authorized shares of Common Stock remain freely available for issuance, including shares held in treasury at August 1, 2006.

The Board of Directors has determined that the number of unreserved shares of Common Stock presently available for issuance is not sufficient to provide for future contingencies and needs of the Company, such as possible future financings, stock splits, business acquisitions, business combinations, stock distributions, equity incentives for employees, officers or directors, or other corporate purposes. The Company explores potential acquisitions on a regular basis and may issue shares of Common Stock in connection therewith. While the currently authorized shares of Common Stock are sufficient to provide for the Company’s immediate needs, an increase in such authorized shares available for issuance would give the Company greater flexibility to respond to future developments and allow Common Stock to be issued without the expense and delay of a special meeting of stockholders. As of the date on which this Proxy Statement is being mailed, there are no definite proposals in place with respect to any material transaction involving the issuance of Common Stock. If there are any potential business combination transactions which require stockholder approval, such approval will be sought at the appropriate time.

The Board of Directors has unanimously adopted a resolution setting forth a proposed amendment (“Proposed Amendment”) to the first sentence of Article Fourth of the Company’s Restated Certificate of Incorporation, as amended, that would increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000. The Proposed Amendment, a copy of which is attached to this Proxy Statement as Appendix A, will have no effect on the numbers of shares of Preferred Stock the Company is authorized to issue. The resolutions adopted by the Board of Directors, which will be presented for approval by the stockholders at the Annual Meeting, are set forth below:

WHEREAS, the Board of Directors of the Company deems it advisable and in the best interests of the Company to amend the Restated Certificate of Incorporation, as amended, of the Company to increase the number of authorized shares of Common Stock, par value $.01 per share, of the Company from 30,000,000 to 60,000,000; NOW, THEREFORE, BE IT

RESOLVED, that, subject to the approval of the stockholders of the Company, the Restated Certificate of Incorporation, as amended, of the Company be, and the same hereby is, amended by changing the first sentence of Article FOURTH so that, as amended, said first sentence of Article FOURTH shall be and read in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 65 million, consisting of 5 million shares of Preferred Stock, par value $.01 per share (hereinafter called “Preferred Stock”) and 60 million shares of Common Stock, par value $.01 per share (hereinafter called “Common Stock”).”

AND FURTHER RESOLVED, that a Certificate of Amendment to the Restated Certificate of Incorporation of the Company be, and the same hereby is, authorized and approved, to record the amendment of Article FOURTH of the Company’s Restated Certificate of Incorporation as authorized and approved in the preceding resolution.

The Board of Directors believes that the Proposed Amendment will provide several long-term advantages to the Company and its stockholders. The passage of the Proposed Amendment would enable the Company to declare a stock split and to pursue acquisitions or enter into transactions which the Board of Directors believes provide the potential for growth and profit. If additional authorized shares are available, transactions dependent upon the issuance of additional shares will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain stockholder authorization to provide the shares necessary to consummate such transactions. The ability to issue shares, as the Board of Directors determines from time to time to be in the Company’s best interests, will also permit the Company to avoid the extra expenses which would be incurred in holding special meetings of stockholders solely to approve an increase in the number of shares which the Company has the authority to issue.

The additional authorized shares of Common Stock could also be used for such purposes as raising additional capital for the operations of the Company. As of the date on which this Proxy Statement is being mailed, there are no definite plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for issuance without further action by the stockholders, unless required by the Company’s Restated Certificate of Incorporation or By-laws, by the rules of any stock exchange on which the Common Stock may be listed, or by applicable law. Without an increase in authorized shares of Common Stock, the Company may have to rely on debt, seek alternative financing means, or forego the investment opportunity altogether.

In addition, the availability of authorized but unissued shares of Common Stock could, under certain circumstances, have an anti-takeover effect. Although the Board of Directors has no present intention of doing so, the issuance of new shares of Common Stock could be used to dilute certain rights of a person seeking to obtain control of the Company should the Board of Directors consider the action of such person not to be in the best interest of the stockholders of the Company. The Company is not aware of any pending or proposed effort to obtain control of the Company or to change the Company’s management.

In the event additional shares of Common Stock are issued by the Company, existing holders of shares of Common Stock would have no preemptive rights under the Company’s Restated Certificate of Incorporation, or otherwise to purchase any of such shares. It is possible that shares of Common Stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, increase or decrease earnings per share, and increase or decrease the book value per share of shares presently held.

Vote Required and Effective Date

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Proposed Amendment. If approved by the stockholders, the Proposed Amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware amending the Company’s Restated Certificate of Incorporation, as amended, which will occur as soon as reasonably practicable. No changes will be made in the respective rights and privileges pertaining to the outstanding shares of Common Stock.

The Board of Directors recommends a vote “For” approval of the Proposed Amendment.

PROPOSAL NUMBER FOUR:

Amendment and Restatement of the Matrix Service Company 2004 Stock Option Plan

The Matrix Service Company 2004 Stock Option Plan was initially adopted by the Board on January 20, 2004, and approved by our stockholders on March 23, 2004 (the “Option Plan”). Awards may be granted under the Option Plan until March 23, 2014, the tenth anniversary of the date it was approved. On July 31, 2006, the Board approved, subject to stockholder approval and based upon the recommendation of the Compensation Committee, the amendment and restatement of the Option Plan. The amended and restated Option Plan, to be renamed the “Matrix Service Company 2004 Stock Incentive Plan” (the “Incentive Plan”), will permit the grant of restricted stock, restricted stock units, stock appreciation rights and performance shares, in addition to options, which are currently granted under the Option Plan. These awards may be granted under the Incentive Plan until the tenth anniversary of the date of stockholder approval. Therefore, approval of the Incentive Plan will extend the term of the plan from March 23, 2014, until October 23, 2016.

At the 2006 annual meeting, stockholders are being asked to approve the Incentive Plan. In the event that this proposal is not approved by the stockholders at our annual meeting, the proposed Incentive Plan will not be effected and the Option Plan will remain in full force and effect until March 23, 2014, without such amendment and restatement.

The Board believes the Incentive Plan will form an important part of the Company’s overall compensation program. The Incentive Plan will support the Company’s efforts to attract, retain and motivate its officers and employees, and will give the Company the ability to provide those employees with incentives that are linked to the profitability of the Company’s businesses and increases in stockholder value.

The following is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the more detailed terms and conditions of the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Principal Features of the Incentive Plan

Administration

The Compensation Committee of the Board of Directors will administer the Incentive Plan. This Committee will select the eligible employees, directors and other participants to whom awards are granted, determine the terms, conditions, form and amount of the awards, establish, where deemed applicable, performance goals with respect to awards and determine and certify the achievement thereof. The Compensation Committee will have full power to administer the Incentive Plan and to adopt or establish, and to modify and waive, rules, regulations, agreements, guidelines and procedures which it deems necessary or advisable for the administration of the Incentive Plan.

Eligibility and Limits on Awards

An employee, officer, director or consultant of the Company, or any of its subsidiaries or affiliates, is eligible to receive an award under the Incentive Plan. Awards will be made at the discretion of the Compensation Committee. As of May 31, 2006, the Company had approximately 2,092 employees.

The Incentive Plan places limits on the maximum amount of awards that may be granted to any participant in any fiscal year. Under the Incentive Plan, no participant may receive awards of stock options and stock appreciation rights that cover in the aggregate more than 1,000,000 shares of common stock in any fiscal year.

Shares Authorized

The Company is not seeking additional authority to issue shares of common stock under the Incentive Plan over and above those shares previously authorized under the Option Plan. Accordingly, the total number of shares of common stock that may be issued pursuant to awards under the Incentive Plan is 1,200,000. The total number of shares authorized under the Incentive Plan is subject to adjustment in the event of a recapitalization, stock split, reorganization or similar transaction.

To the extent that shares of common stock subject to an award under the Incentive Plan are not issued by reason of (i) the expiration, termination or forfeiture of such award, (ii) the withholding of shares to satisfy tax withholding requirements of an award, or (iii) the tendering of previously-owned shares to pay all or a portion of the exercise price of a stock option or satisfy the tax withholding requirements of an award, then such unissued shares shall again be available for issuance under the Incentive Plan. The shares of common stock covered by an award are counted as used under the Incentive Plan only to the extent they are actually issued and delivered to a participant.

The source of common stock issued with respect to awards may be either authorized but unissued shares or previously issued shares held as treasury stock. The closing price per share of the Company’s common stock on the Global Market System of the NASDAQ Stock Market LLC (“NASDAQ”) on August 1, 2006, was $12.09.

Awards

The following types of awards may be granted under the Incentive Plan:

Stock Options. Stock options may be (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (2) options that do not so qualify, or non-qualified stock options. The exercise price per share of each stock option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of a share of common stock on the date of grant. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the option becomes exercisable. Upon exercise, an option holder must pay the exercise price of the option in full, including applicable taxes. Payment of the exercise price may be in any legal manner permitted by the Compensation Committee and set forth in the award agreement, which may include the use of shares of common stock already owned by the option holder or through a broker-assisted cashless exercise procedure. The Incentive Plan limits the term of any stock option to 10 years.

Stock Appreciation Rights. A stock appreciation right entitles the holder, upon exercise, to payment of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise over the grant price. The grant price may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Payment may be made in shares of common stock, cash or a combination of shares and cash as specified in the applicable award agreement.

Restricted Stock. Restricted stock is an award of shares of common stock that is made subject to specified restrictions on transfer and subject to a substantial risk of forfeiture until certain conditions are met as determined by the Compensation Committee. Conditions may be based on continuing employment and/or achieving performance goals. Unless otherwise specified by the Compensation Committee, shares of restricted stock may be voted by the recipient.

Restricted Stock Units. Restricted stock units represent the right to receive shares of common stock upon satisfying the vesting conditions established by the Compensation Committee. Restricted stock units may be forfeited if, for example, the recipient’s employment terminates before the award vests and/or if certain performance goals are not met. Recipients of restricted stock unit awards will have no rights of a holder of common stock unless and until shares of common stock have actually been issued upon vesting of such units.

Performance Shares. Performance shares are awards entitling the recipient to receive a number of shares of common stock upon the achievement of performance goals and such other conditions as established by the Compensation Committee. The minimum vesting period (i.e., performance cycle) for a performance share award is one year. A recipient of a performance share will have no right as a stockholder until shares of common stock are delivered to the recipient in settlement of such performance share.

Performance Goals

To allow certain awards granted under the Incentive Plan to the Company’s Chief Executive Officer and its four most highly compensated executive officers to qualify as “performance-based compensation” under Section 162(m) of the Code, the Incentive Plan provides that the Compensation Committee may establish performance goals with respect to an award based upon one or more of the following performance criteria: (1) total shareholder return, (2) return on invested capital, equity or assets, (3) operating profit, (4) earnings per share, (5) sales or revenues, (6) operating expenses, (7) common stock price appreciation, (8) cash flow, (9) increase in economic value of a subsidiary, division, business unit, or asset or group of assets, (10) earnings of the Company (i) before interest, taxes, depreciation and amortization or (ii) after interest, taxes, depreciation and amortization, (11) reductions in expenses, expressed in specific amounts and/or as a percentage reduction, or (12) backlog.

At the end of each performance cycle, the Compensation Committee will determine and certify the extent to which the performance goal established for the performance cycle has been achieved and determine the number of shares to be delivered, if any, as a result thereof.

Award Agreements

The terms and provisions of each award under the Incentive Plan award shall be evidenced by an award agreement. The award agreement will generally set forth the number of shares of common stock subject to the award, the exercise or purchase price (if applicable), vesting requirements, term and other restrictions applicable to an award and, in the case of performance-based awards, the applicable performance goals.

Change in Control

In the event of a “change in control” of the Company (as defined in the Incentive Plan), all stock options and stock appreciation rights granted under the Incentive Plan shall vest and become exercisable immediately, awards of restricted stock and restricted stock units shall vest immediately, and all performance goals established for outstanding performance shares shall be deemed immediately satisfied at the respective target levels. In addition, the Compensation Committee may adjust outstanding options by substituting stock or other securities of any successor or another party to the change in control transaction or cash out the outstanding stock options, in any such case, generally based on the consideration received by the Company’s stockholders in the transaction.

Amendment and Termination of Incentive Plan

The Board of Directors may at any time amend, alter, suspend or terminate the Incentive Plan, provided that no such action may impair any outstanding award without the consent of the participant affected thereby. In addition, unless approved by the Company’s stockholders, no amendment or modification may increase the number of shares of common stock that may be issued under the Incentive Plan (except pursuant to an adjustment related to a corporate change affecting the common stock), reduce the minimum purchase price at which shares may be offered under stock options or stock appreciation rights, change the class of persons eligible to participate in the Incentive Plan, or extend the termination date for making awards under the Incentive Plan. Also, no amendment or modification which is required to be approved by the Company’s stockholders under the rules of NASDAQ, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, or any other applicable law, regulation or rule may become effective unless and until the Company’s stockholders approve it. No award may be granted under the Incentive Plan after the tenth anniversary of the date that this Proposal Four is approved by the Company’s stockholders.

Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Plan based on current federal income tax rules.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s tax basis in such shares will equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares of common stock received upon exercise of an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the exercise of the incentive stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. In such case the Company will not be entitled to a tax deduction at the time of disposition. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. In such case the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. A participant will not realize taxable income and the Company will not be entitled to a tax deduction at the time of grant of a stock appreciation right. Upon exercise of a stock appreciation right, a participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares of common stock at the time of exercise and/or any cash received, and the Company will be entitled to a corresponding tax deduction.

Restricted Stock. In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at the time of grant, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of the shares subject to a restricted stock award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction. The participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting. Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses. A participant may elect pursuant to section 83(b) of the Code to recognize income in an amount equal to the fair market value of the shares subject to a restricted stock award at the date of grant of the award and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Company will generally be entitled to a corresponding tax deduction in the year of grant.

Restricted Stock Units. Generally, a participant who has been granted restricted stock units will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at the time of grant. The participant will recognize ordinary income at the time the shares of common stock became payable under the award in an amount equal to the then fair market value of such shares, and the Company will be entitled to a corresponding tax deduction. The participant’s tax basis in the shares received on vesting of the restricted stock units will equal the fair market value of the shares at the time of vesting. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses.

Performance Shares. A participant who has been granted a performance share award will not realize taxable income and the Company will not be entitled to a tax deduction at the time of grant. The participant will recognize ordinary income at the time of the distribution of the shares earned in an amount equal to the then fair market value of the distributed shares, and the Company will then be entitled to a corresponding tax deduction. The participant’s tax basis in such shares will equal the fair market value of the shares at the time of issuance of the shares. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses.

Limitation in the Company’s Deductions. Under Section 162(m) of the Code, a federal income tax deduction for certain awards under the Incentive Plan may be limited to the extent that the Company’s chief executive officer or any of the four other most highly compensated officers receives compensation, other than performance-based compensation, in excess of $1,000,000 in any year.

New Plan Benefits

No determination has yet been made as to the amount or terms of any awards to be granted under the Incentive Plan; as such grants will be determined at the discretion of the Compensation Committee. If any awards other than options are granted under the Incentive Plan subject to stockholder approval of the Incentive Plan, and the Company’s stockholders have not voted to approve the Incentive Plan within 12 months after the date that the Board approved the Incentive Plan subject to stockholder approval (or, by July 31, 2007), such awards will be automatically cancelled and void.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on this proposal is required to approve the Incentive Plan. Abstentions will be included in determining the number of votes cast on the proposal, thus having the effect of a vote against the proposal. Broker non-votes are not counted in determining the number of votes cast on the proposal.

The Board of Directors recommends that stockholders vote “For” the approval of the Incentive Plan.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company’s Common Stock during the period commencing June 1, 2001, and ending on May 31, 2006, with the cumulative total return on the Nasdaq Global Market Index and the S&P Construction & Engineering Index. The comparison assumes $100 was invested June 1, 2001, in the Company’s Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

AMONG MATRIX SERVICE COMPANY,

THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE S & P ENGINEERING & CONSTRUCTION INDEX

Data complete through last fiscal year.

S&P Index returns are calculated by Media General.

This performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically and expressly incorporates this graph by reference into any such filing, and shall not otherwise be deemed filed under such acts.

There can be no assurance that the Company's stock performance will resemble the trends depicted in the graph above. The Company does not make or endorse any predictions as to future stock performance.

PROPOSALS OF STOCKHOLDERS

A proposal of a stockholder intended to be presented at the next annual meeting of stockholders must be received at the Company’s principal executive offices no later than May 31, 2007, if the proposal is to be considered for inclusion in the Company’s proxy statement and proxy card for such meeting.

In accordance with the Company’s Bylaws, any stockholder who intends to present a proposal at the Company’s 2007 Annual Meeting of Stockholders and has not sought inclusion of the proposal in the Company’s proxy statement and accompanying proxy pursuant to Rule 14a-8, must provide the Secretary of the Company with notice of such proposal in order for such proposal to be properly brought before the meeting, no later than 80 days prior to the date of the meeting; provided, however, that in the event that the date of such annual meeting is not publicly announced by the Company more than 90 days prior to the meeting, notice by the stockholder must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is communicated to the stockholders.

OTHER MATTERS

Matters That May Come Before the Annual Meeting

The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If, however, any other matter requiring a vote of stockholders arises, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

Availability of Form 10-K and Annual Report to Shareholders

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006 (without exhibits or documents incorporated by reference) including any financial statements and schedules and exhibits thereto, may be obtained without charge by written request to George L. Austin, Vice President Finance, Matrix Service Company, 10701 East Ute Street, Tulsa, Oklahoma 74116 or by visiting the Investors Section of the Company’s internet website at http://www.matrixservice.com.

By Order of the Board of Directors

/s/ George L. Austin
George L. Austin
Secretary

September 18, 2006

Tulsa, Oklahoma

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

Matrix Service Company (the “Company”) organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Company resolutions were duly adopted setting forth a proposed amendment of the Company’s Restated Certificate of Incorporation, as amended, declaring said amendment to be advisable and calling a meeting of the stockholders of the Company for consideration thereof. The resolutions setting forth the proposed amendment provided, in part, as follows:

RESOLVED, that, subject to the approval of the stockholders of the Company, the Restated Certificate of Incorporation, as amended, of the Company be, and the same hereby is, amended by changing the first sentence of Article FOURTH so that, as amended, said first sentence of Article FOURTH shall be and read in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 65 million, consisting of 5 million shares of Preferred Stock, par value $.01 per share (hereinafter called “Preferred Stock”) and 60 million shares of Common Stock, par value $.01 per share (hereinafter called “Common Stock”).”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed this      day of             , 2006.

MATRIX SERVICE COMPANY

By:

APPENDIX B

MATRIX SERVICE COMPANY

2004 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE OCTOBER 23, 2006)

1. Establishment; Purposes.

(a) The Company hereby amends and restates in its entirety as set forth in this document the Company’s incentive compensation plan originally named the “Matrix Service Company 2004 Stock Option Plan,” which is hereby renamed the “Matrix Service Company 2004 Stock Incentive Plan.” The Plan, as amended and restated, permits the grant of Options, Restricted Stock, Restricted Stock Units, SARs and Performance Shares. Any Awards of Options granted prior to the effective date of this amended and restated Plan shall be governed by the terms of the Plan as in effect at the time such Awards were granted. The Company shall submit this amended and restated Plan for stockholder approval and shall also seek stockholder approval to extend the term of the Plan to the 10th anniversary of the date the amended and restated Plan is approved by the stockholders, unless sooner terminated by the Board.

(b) The purposes of the Plan are:

(i) To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and

(ii) To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

Toward these objectives, the Committee may grant (i) Options; (ii) SARs, (iii) Restricted Stock, (iv) Restricted Stock Units, and/or (v) Performance Shares to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

2. Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a) “Affiliate” means, other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

(b) “Award” shall mean any Option, SAR, Restricted Stock, Restricted Stock Unit or Performance Share granted under the Plan.

(c) “Award Agreement” shall mean a written agreement between the Company and an Award recipient memorializing the terms and conditions of an Award granted pursuant to the Plan.

(d) “Award Limit” shall mean Options and SAR Awards, subject to which the aggregate number of shares of Stock equals 1,000,000 (as adjusted in accordance with Section 12).

(e) “Beneficial Ownership” (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

(f) “Board” means the Board of Directors of the Company.

(g) Unless otherwise determined by the Committee and set forth in the applicable Agreement, “Change in Control” means the occurrence of any of the following:

(i) an acquisition (other than directly from the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as defined in Section 2(p)) shall not constitute an acquisition that would cause a Change in Control;

(ii) the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) the consummation of:

(A) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction;” a “Non-Control Transaction” shall mean a Merger if:

(1) the stockholders of the Company, immediately before such Merger own, directly or indirectly, immediately following such Merger, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such Merger (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such Merger;

(2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation; and

(3) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2(p)), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger, was maintained by the Company or any Related Entity, or (iv) any Person who immediately prior to such Merger had Beneficial Ownership of more than fifty percent (50%) of the then outstanding Voting Securities, has Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock;

(B) a complete liquidation or dissolution of the Company (not including a “Non-Control Transaction”); or

(C) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. Solely for purposes of this Section 2(g), (x) ”Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Stock.

(h) “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(i) “Committee” shall mean the Compensation Committee of the Board or such subcommittee of the Compensation Committee determined by the Compensation Committee that shall be comprised solely of persons described in Section 3(b).

(j) “Company” means Matrix Service Company, a Delaware corporation, or any successor entity.

(k) “Disability” shall mean the inability of an employee to perform substantially all the duties of his or her employment position with the Company or Subsidiary by reason of any medically determinable physical or mental impairment which is expected to be permanent and continues for more than 180 days. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee’s determination as to whether the award recipient is disabled shall be conclusive, final, and binding on all parties concerned.

(l) “Effective Date” means the date on which the Plan is effective, as determined pursuant to Section 17.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(n) “Fair Market Value” of a share of Stock as of a given date shall be the mean of the highest and lowest sale prices for a share of Stock on the composite tape or in Nasdaq Global Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used.

(o) “ISO” or “Incentive Stock Option” means a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

(p) “Non-Control Acquisition” means an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (ii) the Company or any Related Entity; or (iii) any Person in connection with a Non-Control Transaction.

(q) “Notice” means written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company’s executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company’s Secretary or sent to the Company in accordance with an Award Agreement at the address indicated in such Award Agreement.

(r) “Option” means a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

(s) “Optionee” means an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

(t) “Participant” shall mean an individual who has received a grant of an Award under the Plan.

(u) “Performance Cycle” shall mean the period of one year or longer established by the Committee in connection with the grant of Performance Shares.

(v) “Performance Goals” shall mean a target or targets of objective performance established by the Committee in its sole discretion. A Performance Goal shall be based on one or more of the following criteria: (i) total shareholder return, (ii) return on invested capital, equity, or assets, (iii) operating profit, (iv) earnings per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation; (viii) cash flow; (ix) increase in economic value of a Subsidiary, division, business unit, or asset or group of assets of the Company or any Subsidiary, division, or business unit; (x) pre-tax income or after-tax income; (xi) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease; or (xii) backlog. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, may be a comparison of actual performance during a performance period against budget for such period, and may be applied to one or more of the Company, or Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no award will be earned, levels of performance at which specified awards will be earned, and a maximum level of performance at which the maximum level of awards will be earned. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Internal Revenue Code and Section 1.162-27(e) of the Income Tax Regulations, to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Once a Performance Goal is established and Performance Shares are granted to a Participant with respect to a Performance Cycle, the Committee shall have no discretion to increase the amount of compensation that would otherwise be payable to a Participant upon attainment of the Performance Goal.

(w) “Performance Share” shall mean a contingent right to receive a share of Stock in the future pursuant to the terms of a grant made under Section 8 and the relevant Award Agreement.

(x) “Performance Share Award” shall mean a grant or one or more Performance Shares pursuant to the terms of Section 8 and the relevant Award Agreement.

(y) “Person” - “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of such persons.

(z) “Plan” means this Matrix Service Company 2004 Stock Incentive Plan, as set forth in this document and as it may be amended from time to time.

(aa) “Plan Year” shall mean the Company’s fiscal year.

(bb) “Restricted Stock” shall mean a share of Stock which is granted pursuant to, and subject to the terms of Section 7 and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.

(cc) “Restricted Stock Award” shall mean a grant of one or more shares of Restricted Stock pursuant to the terms of Section 7 and the relevant Award Agreement.

(dd) “Restricted Stock Unit” shall mean the right to receive a share of Stock at a future date which is granted pursuant to and subject the terms of Section 7 and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.

(ee) “Restricted Stock Unit Award” shall mean the grant of one or more Restricted Stock Units pursuant to the terms of Section 7 and the relevant Award Agreement.

(ff) “Rule 16b-3” shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

(gg) “SAR” (Stock Appreciation Right) shall mean a right to receive the appreciation on shares of Stock equal to (or otherwise based on) the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise over (ii) the exercise price established by the Committee, which is in accordance with the terms and conditions set forth in Section 6 and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.

(hh) “SAR Award” shall mean a grant of an SAR pursuant to Section 6 and the relevant Award Agreement.

(ii) “SAR Grantee” shall mean a Participant who holds an outstanding SAR granted to him or her under the Plan in accordance with the terms and conditions of Section 6.

(jj) “Target Level” shall mean, with respect to one or more Performance Goals established by the Committee in connection with an award under the Plan, the level of achievement designated by the Committee as the target level of performance.

(kk) “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

(ll) “Stock” means the common stock, par value $.01 per share, of the Company.

(mm) “Subsidiary” shall mean any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(nn) “Voting Securities” means all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

3. Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee.

(b) The Committee shall be appointed from time to time by the Board, and shall consist of two or more members of the Board each of whom shall be a “non-employee director” within the meaning of Rule 16b-3, an “independent director” within the meaning of any applicable stock exchange rule, and, to the extent that the Board has resolved to take actions necessary to enable compensation arising with respect to awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m) of the Code. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

(c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Awards shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company’s or an Affiliate’s management; determine whether an Award shall take the form of Performance Shares, Restricted Stock, Restricted Stock Units, an SAR, an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Award, the periods for which Options will be outstanding, the Performance Goals and Target Levels to be attained to earn Performance Shares, and the restrictions to be placed on shares of Restricted Stock; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Award; at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to any such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee’s exercise of Options by tendering shares of Stock or under any “cashless exercise” program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and, to the extent permitted under the applicable Award Agreement, permit the transfer of an Award or the exercise of an Option by one other than the Participant who received the grant of such Award (other than any such transfer or exercise which would cause any ISO to fail to qualify as an “incentive stock option” under Section 422 of the Code unless the Participant acknowledges and consents in writing to such consequence).

(d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Award Agreements; construe any ambiguous provision of the Plan and/or the Award Agreements and decide all questions concerning eligibility for and the amount of Awards granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Award. The Committee shall have the authority to adopt such procedures and subplans and grant Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Award Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.

(e) Each Award shall be evidenced by an Award Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Award Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted (i) shall have executed and delivered to the Company an Award Agreement or other instrument evidencing the Award, unless such Award Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

(f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

(g) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. Neither the Committee nor any member thereof shall incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

(i) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Award intended to be “qualified performance-based compensation,” or the requirements for any Award granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4. Shares of Stock Subject to the Plan. (a) The shares of stock subject to Awards granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock reserved and available for distribution pursuant to Awards granted under the Plan is 1,200,000 shares.

(b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the number of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 12.

(c) Shares of Stock covered by an Award shall only be counted as used to the extent they are actually issued and delivered to Participant. Any shares of Stock subject to an Award which for any reason expires or is terminated or forfeited without having been fully earned, vested or exercised, or payment is made to the Participant with respect to such shares in the form of cash or other property other than Stock (including, without limitation, cash paid with respect to SARs), may again be granted pursuant to an Award under the Plan, subject to the limitations of this Section 4.

(d) If any portion of the exercise price of an Option or other Award or tax withholding requirements with respect to any Awards are paid by tendering to the Company shares of Stock already owned by the holder (or such holder and his or her spouse jointly), or, with respect to tax withholdings only, if shares are withheld to satisfy such requirements from the shares that would otherwise be delivered to a Participant, only the number of shares of Stock issued net of the shares of Stock so tendered or withheld, if any, shall be deemed delivered for purposes of determining the total number of shares of Stock that may be delivered under the Plan.

(e) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan; provided, however, that the maximum number of shares of Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of shares set forth in paragraph (a) of this Section 4, as adjusted pursuant to paragraph (b) of this Section 4.

5. Eligibility. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

6. Stock Options and SARs. The Committee may make grants of Options and/or SARs to eligible persons, which grants may be either alone or in addition to other awards granted under the Plan. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an ISO. Each Option and SAR shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Award Agreement. Options and SARs need not be uniform as to all grants and recipients thereof.

(a) The exercise price per share of shares of Stock subject to each Option and SAR shall be determined by the Committee and stated in the Award Agreement; provided, however, that, subject to paragraph (h)(iii) and/or (j) of this Section 6, if applicable, such exercise price applicable to any Option or SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock at the time that the Option or SAR is granted.

(b) Each Option and SAR shall be exercisable in whole or in such installments, at such times and under such conditions, as may be determined by the Committee in its discretion in accordance with the Plan and stated in the Award Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option or SAR was granted, subject to paragraph (h)(iii) of this Section 6.

(c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of one hundred (100) shares and the full number of shares of Stock then subject to the Option. Payment of an SAR shall be in the form of shares of Stock, cash or any combination of shares and cash. The form of payment upon exercise of such SAR shall be determined by the Committee and specified in the Award Agreement. No fractional shares of Stock shall be issued upon the exercise of an Option or SAR.

(d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 11. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Award Agreement, including, in the Committee’s discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a ‘cashless exercise’ program (through broker accommodation) established by the Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly.

(e) No Optionee, SAR Grantee or other person shall become the beneficial owner of any shares of Stock subject to an Option or covered by a SAR, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option or SAR in accordance with the provisions of the Plan and the applicable Award Agreement.

(f) An Option or SAR may be exercised only if at all times during the period beginning with the date of the granting of the Option or SAR and ending on the date of such exercise, the Optionee or SAR Grantee was an employee, director or consultant of the Company or an Affiliate, as applicable. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option or SAR may be exercised prior to expiration of such Option or SAR or following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Award Agreement.

(g) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or SARs granted under the Plan, or accept the surrender of outstanding Options or SARs (up to the extent not theretofore exercised) and authorize the granting of new Options or SARs in substitution therefor (to the extent not theretofore exercised).

(h) (i) Each Award Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option,

when granted, qualifies as an ‘incentive stock option’ under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an ‘incentive stock option’ under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an ‘incentive stock option’ under Section 422 of the Code.

(ii) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other ‘incentive stock options’ (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other ‘incentive stock option’ plans of the Company, any Subsidiary and any ‘parent corporation’ of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(iii) No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any ‘parent corporation’ of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

(i) An Option and a SAR and any shares of Stock received upon the exercise of an Option or SAR shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Award Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Award Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

(j) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options or SARs in substitution for options or stock appreciation rights granted by another corporation that is a party to such transaction. If such substitute Options or SARs are granted, the Committee, in its discretion and consistent with Sections 409A and 424 of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the exercise price and other terms and conditions of such substitute Options and SARs.

(k) The Committee shall not grant Options and SARs to any individual Participant in any fiscal year that exceeds the Award Limit. To the extent required by Section 162(m) of the Code, shares of Stock subject to Options or SARs which are canceled shall continue to be counted against the Award Limit and if, after the grant of an Option or SAR, the exercise price is reduced and the transaction is treated as a cancellation of the Option or SAR and a grant of a new Option or SAR, both the Option or SAR deemed to be canceled and the Option or SAR deemed to be granted shall be counted against the Award Limit.

7. Restricted Stock and Restricted Stock Units. The Committee may make grants of Restricted Stock or Restricted Stock Units to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Plan. Each grant of Restricted Stock or Restricted Stock Units under the Plan shall be evidenced by an Award Agreement which shall comply with and be subject to the following terms and conditions:

(a) Shares of Stock and Restricted Stock Units covered by an Award Agreement shall not be sold, assigned, transferred or otherwise disposed of, mortgaged, pledged or otherwise encumbered until such shares or Restricted Stock Units have become fully vested pursuant to the Plan and the applicable Award Agreement.

(b) Except as provided in this Section 7 and unless the Committee provides otherwise in the applicable Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. The grantee of Restricted Stock Units shall not have any rights as a stockholder of the Company in respect of such Restricted Stock Units until shares of Stock are issued in respect thereof; however, dividend equivalents may be credited in respect of Restricted Stock Units, as the Committee deems appropriate.

(c) Restricted Stock shall be issued in such form as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any stock certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Matrix Service Company 2004 Stock Incentive Plan and an Award Agreement. Copies of such Plan and Award Agreement are on file at the headquarters offices of Matrix Service Company.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any grant of a Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Restricted Stock Award.

The terms of each Restricted Stock Unit Award shall be set forth in a Restricted Stock Unit Award Agreement between the Company and the Participant, which Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan. No book entry shall be made in the records of the Company’s transfer agent for a Participant receiving an Restricted Stock Unit Award, nor shall such Participant be issued a stock certificate in respect of such Restricted Stock Units, and the Participant shall have no right to or interest in shares of Stock of the Company as a result of the grant of Restricted Stock Units until such time as shares of Stock are issued in respect of such Restricted Stock Units.

(d) Shares of Stock and Restricted Stock Units covered by an Award Agreement granted to a Participant shall vest in accordance with the terms and conditions specified in the applicable Award Agreement which may be based on the achievement of Performance Goals. In addition, the Committee may, in its sole discretion, accelerate the vesting of any or all grants of Restricted Stock and Restricted Stock Units under the Plan other than grants which will be forfeited if Performance Goals are not met. Restricted Stock Units shall be paid in shares of Stock upon the lapse of restrictions applicable thereto, in accordance with the applicable Award Agreement.

(e) Unless otherwise specified in the applicable Award Agreement, in the event of the termination of employment of the recipient of a grant of Restricted Stock or Restricted Stock Units, the recipient shall forfeit the shares of Stock or Restricted Stock Units covered by such grant which are not vested as of the date of termination.

(f) Restricted Stock and Restricted Stock Units granted under the Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

8. Performance Shares. The Committee may make grants of Performance Shares to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Plan. Each grant of Performance Shares under the Plan shall be evidenced by an Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a) For each grant of Performance Shares, the Committee shall establish a Performance Cycle and Performance Goals. The attainment of the Performance Goals determined as of the last day of the Performance Cycle shall be a condition to the settlement for Stock of the Performance Shares so granted.

(b) Upon the expiration of the Performance Cycle, the Committee shall determine and certify the extent to which the Performance Goals have been achieved and shall determine the number of Performance Shares granted to a recipient that shall have been earned, and the Committee shall then cause to be delivered to the recipient the number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned as soon as practicable thereafter or such later date as may be specified by the Committee.

(c) With respect to any grant of Performance Shares, the recipient of such Performance Shares shall acquire no rights of a shareholder of Stock unless and until the recipient becomes the holder of shares of Stock delivered to such recipient in settlement of such Performance Shares.

(d) Unless otherwise specified in the applicable Award Agreement, in the event of the termination of employment of a recipient of Performance Shares on or before the last day of the relevant Performance Cycle, the recipient will forfeit the Performance Shares granted with respect to such Performance Cycle.

(e) Upon the occurrence of a Change of Control, the Performance Goals of all then outstanding Performance Shares granted under the Plan shall be deemed to have been achieved at Target Levels, all other terms and conditions related thereto shall be deemed to have been satisfied, and a recipient shall be entitled to a pro rata distribution of shares of Stock in settlement of the recipient’s outstanding Performance Share Awards. The pro rata distribution of shares of Stock to a recipient shall be determined by multiplying the number of shares of Stock that would be deliverable to the recipient in settlement of the recipient’s Performance Shares, at Target Level achievement, by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that have elapsed on or before the date on which the Change of Control occurs and during which the recipient was a key employee, and the denominator of which is the number of months in the Performance Cycle. The Performance Shares of a recipient for which no delivery of common stock has been made shall be forfeited.

(f) A Performance Share may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered; shares of Stock covered by a Performance Share Award may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered until such shares have been actually delivered to the recipient in settlement of the Performance Share Award to which they relate.

(g) Performance Shares granted under this Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

9. Transfer, Leave of Absence. A transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code).

10. Rights of Employees and Other Persons.

(a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Award Agreement.

(b) Nothing contained in the Plan or in any Award Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee’s employment or any director’s directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

(c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Award.

(d) Nothing contained in the Plan or in any Award Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

11. Tax Withholding Obligations.

(a) The Company and/or any Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Participants (including, for purposes of this Section 11, any other person entitled to exercise an Option pursuant to the Plan or an Award Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Awards (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 11).

(b) Each Participant shall (and in no event shall Stock be delivered to such Participant with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee (except in the event of an election by a grantee under Section 83(b) of the Code with respect to any Award under the Plan), permit the Participant to (i) elect withholding by the Company of Stock otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s or any Affiliate’s required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company Stock owned by such Participant (or by such Participant and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

12. Changes in Capital. (a) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) (i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, “spin-off,” liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company’s capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Awards may be granted, the Award Limit and the number, class and kind of shares under each outstanding Award and the exercise price per share applicable to any outstanding Options shall be appropriately adjusted by the Committee in the manner it determines appropriate to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Awards or otherwise necessary to reflect any such change.

(ii) Fractional shares of Stock resulting from any adjustment in Awards pursuant to Section 12(b)(i) shall be aggregated until, and eliminated at, the time of settlement of the Awards or, in the case of affected Options, exercise. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

(c) In the event of a Change in Control:

(i) Except as provided in Section 8(e), immediately prior thereto, all outstanding Awards shall automatically be accelerated and become immediately exercisable as to all of the shares of Stock covered thereby.

(ii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be adjusted by substituting for each share of Stock subject to such Award immediately prior to the transaction resulting in the Change in Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, or other property) received in such transaction by holders of Stock for each share of Stock held on the closing or effective date of such transaction, in which event, in the case of an Option, the aggregate exercise price thereof shall remain the same; provided, however, that if such consideration received in the transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon settlement of an Award, for each share of Stock subject to the Award, to be solely stock of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per share consideration received by holders of Stock in the Change in Control transaction.

(iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less, in the case of an Option, the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

(iv) The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (i), (ii) or (iii) of this Section 12.

No Participant shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Participant. Any actions or determinations of the Committee under this subsection 12(c) need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 12 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

13. Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of shares of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

(b) Except as otherwise provided in this paragraph (b) of Section 13 or by the Committee, an Award by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. An Award Agreement may permit the exercise or payment of an Participant’s Option or settlement of an Award (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Participant by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee’s beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee’s estate or the proper legatee or distribute thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable. The Company shall be under no obligation to issue Stock in satisfaction of an Award unless and until the Committee is satisfied that the person or persons requesting settlement of such Award is the duly appointed legal representative of the deceased Participant’s estate or the proper legatee or distribute thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.

(c)(i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Award may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option or settlement of any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iii) Upon termination of any period of suspension under this Section 13(c), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares of Stock which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(d) The Committee may require each person receiving Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause any legend to be put on any such certificates to reference any such restrictions.

(e) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

(f) In the discretion of the Committee, a Participant may elect irrevocably (at a time and in a manner determined by the Committee so long as the timing and nature of the election satisfies the rules of Section 409A of the Code to avoid the imposition of a penalty with respect to the deferred payment) prior to settlement of an Award or exercising an Option that delivery of shares of Stock upon such settlement or exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the settlement of any such Award or the exercise of any such Option and until the delivery of any deferred shares under this paragraph (f) of Section 13, the number of shares otherwise issuable to the Participant shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Participant’s memorandum account shall become issuable pursuant to the Participant’s election.

(g) Except as prohibited by applicable law, the Committee may, in its discretion, extend one or more loans to Participants who are key employees or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Award granted to any such individual. The terms and conditions of any such loan shall be established by the Committee. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(h) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to such state’s conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

(i) The words “Section,” “subsection” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Award Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(j) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Awards granted hereunder.

14. Limits of Liability. (a) Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

15. Limitations Applicable to Certain Options Subject to Exchange Act Section 16 and Code Section 162(m). Unless stated otherwise in a Participant’s Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, unless stated otherwise in a Participant’s Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an employee of the Company or an Affiliate intended to qualify as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code, and the Plan and applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

16. Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Award theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code: (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

(a) except as is provided in Section 12, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Section 6(k) on the maximum number of shares of Stock that may be subject to Options and SARs granted to a Participant;

(b) except as is provided in Section 12, decrease the minimum option or SAR exercise price requirements of Section 6(a);

(c) change the class of persons eligible to receive Awards under the Plan; or

(d) extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 6(b).

The Committee may amend the terms of any Award theretofore granted, including any Award Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Participant without his or her written consent. Notwithstanding the foregoing, without the consent of affected Participants, Awards may be amended, revised or revoked to the extent necessary to avoid any penalties under Section 409A of the Code.

17. Effective Date and Term. Following adoption of the Plan by the Committee and the Board, the Plan, as amended and restated in its entirety hereby, shall become effective when it is approved by the holders of a majority of the Company’s outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Committee and the Board. The effectiveness of any Awards other than Options granted prior to such stockholder approval shall be specifically subject to and conditioned upon, and no such Award shall be vested or, in the case of SARs, exercisable, until such stockholder approval. If the Plan, as amended and restated in its entirety hereby, is not so approved by the Company’s stockholders, the Matrix Service Company 2004 Stock Option Plan shall remain in full force and effect as previously adopted and approved, and any Awards of Options shall continue to be governed by the terms of the Plan as in effect at the time such Awards were granted; provided, however, any Awards other than Options previously granted shall thereupon be automatically canceled and deemed to have been null and void ab initio. The Plan, as amended and restated in its entirety hereby, shall terminate upon the earliest to occur of:

(a) the effective date of a resolution adopted by the Board terminating the Plan;

(b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan’s provisions; or

(c) ten (10) years from the date the Plan, as amended and restated in its entirety hereby, is approved by the Company’s stockholders.

No Award may be granted under the Plan after the Plan’s termination; however, Awards theretofore granted may extend beyond such date. No such termination of the Plan shall affect the previously accrued rights of any Participant hereunder and all Awards previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Award Agreement.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF MATRIX SERVICE COMPANY

10701 East Ute Street

Tulsa, Oklahoma 74116

(918) 838-8822

PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS OCTOBER 23, 2006

The undersigned shareholder(s) of Matrix Service Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 11, 2006, and hereby appoints Michael J. Hall and George L. Austin, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Shareholders of Matrix Service Company to be held on October 23, 2006 at 10:30 a.m., Central time, at Matrix’s Regional Offices, located at 1105 West Main Parkway, Catoosa, Oklahoma, and at any and all adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

1.	Election of Directors.

☐	FOR all the nominees listed below (except as indicated).
☐	WITHHOLD authority to vote for all nominees listed below.

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

Michael J. Hall, I. Edgar (Ed) Hendrix, Paul K. Lackey, Tom E. Maxwell and David J. Tippeconnic.

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2007.

☐	FOR
☐	AGAINST
☐	ABSTAIN

3.	To approve an increase in the authorized shares of Matrix Service Company Common Stock from 30,000,000 shares to 60,000,000 shares.

☐	FOR
☐	AGAINST
☐	ABSTAIN

4.	To approve the Amendment and Restatement of the Matrix Service Company 2004 Stock Option Plan.

☐	FOR
☐	AGAINST
☐	ABSTAIN

5.	To vote upon such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR, IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS IN THEIR DISCRETION DEEM ADVISABLE.

Dated:                                                                              , 2006             Signature:

I plan to attend the meeting:  ☐

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its full corporate name by its duly authorized officer, with the office held designated. If a partnership, please sign in partnership name by authorized person and give title or capacity of person signing. If shares are held by joint tenants or as community property, both holders must sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT USING THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.